SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2001


                           Dollar General Corporation
               (Exact Name of Registrant as Specified in Charter)



        Tennessee                         001-11421               61-0502302
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(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
        Incorporation)                                       Identification No.)


          100 Mission Ridge
      Goodlettsville, Tennessee                                     37072
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:      (615) 855-4000
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          (Former name or former address, if changed since last report)

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ITEM 9.   REGULATION FD DISCLOSURE

On February 26, 2001, Dollar General Corporation (the "Company") issued a news release and held a conference call with respect to earnings results for the fiscal year ended February 2, 2001, as well as a discussion of the Company's expectations for the coming year. Copies of the news release, management comments from the conference call and a summary of the conference call's question and answer session, are incorporated herein by reference as Exhibits 99.1, 99.2 and 99.3 respectively. The Company files this 8-K pursuant to the Securities and Exchange Commission's Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 DOLLAR GENERAL CORPORATION
                                                 (Registrant)



February 26, 2001                                By:  /s/ Bob Carpenter
                                                     ------------------------
                                                      Bob Carpenter
                                                      President and
                                                      Chief Operating Officer

Exhibit Index
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Exhibit No.                Item

  99.1 Earnings results for the fiscal year by Dollar General Corporation dated February 26, 2001
  99.2          Management comments from conference call held February 26, 2001
  99.3          Q & A from Conference Call held February 26, 2001